SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is made as of the 21st day of December, 2004, by and among RY-8, INC., a Hawaii corporation (referred to herein as the “Borrower”), WACHOVIA BANK, NATIONAL ASSOCIATION (referred to herein as the “Bank”), ROY’S HOLDINGS, INC., a Hawaii corporation, OUTBACK STEAKHOUSE, INC., a Delaware corporation, and OS PACIFIC, INC., a Florida corporation (collectively referred to herein as the “Guarantors”).

R E C I T A L S:

The Borrower, the Guarantors and the Bank have entered into a certain Credit and Guaranty Agreement dated October 31, 2000, as amended by that certain First Amendment to Credit and Guaranty Agreement dated October 19, 2001 (the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower and Guarantors have requested the Bank to amend the Credit Agreement to amend the definition of “Termination Date” and make certain other modifications, all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Bank, intending to be legally bound hereby, agree as follows:

SECTION 1.  Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.  Amendments.  The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.1.  Amendment to Section 1.01.  (a) The definitions of “Consolidated Outback Total Debt”, “Existing Outback Credit Agreement,” “Outback/Wachovia Credit Agreement,” and “Termination Date” contained in Section 1.01 are hereby amended and restated to read as follows:

            “Consolidated Outback Total Debt” means as of the last day of each Outback Fiscal Quarter the sum of:  (a) the Debt of Outback and the Consolidated Subsidiaries of Outback, determined on a consolidated basis as of such date; and (b) the product of:  (i) eight, and (ii) the sum of all payment obligations (excluding Outback Contingent Rents and Outback Minority Rents) under all operating leases and rental agreements of Outback and the Consolidated Subsidiaries of Outback, determined on a consolidated basis for the Outback Fiscal Quarter then ended and the immediately preceding three Outback Fiscal Quarters in accordance with GAAP.

            “Existing Outback Credit Agreement” means that certain Credit Agreement dated April 27, 2004, by and among Outback Steakhouse, Inc., the banks party thereto, Wachovia Bank, National Association, as Agent, Wachovia Capital Markets, LLC, as Sole Arranger, SunTrust Bank, as Syndication Agent and SouthTrust Bank, as Documentation Agent, as in effect on the date hereof without regard and without giving effect to any waivers given by the Banks (as defined in the Existing Credit Agreement) or amendments agreed to by Outback Steakhouse, Inc. and the Banks (as defined in the Existing Credit Agreement).

            “Outback/Wachovia Credit Agreement” shall mean that certain Credit Agreement dated as of April 27, 2004 between Outback and the Bank.

            “Termination Date” means June 30, 2007.

(b)        Section 1.01 is hereby amended to delete the definition of the term “Outback EBITDA.”

(c)        Section 1.01 is hereby amended to add the following definitions:

            “Amendment Closing Date” means December 21, 2004.

            “Outback EBITDAR” means for any period the sum of:  (a) Consolidated Outback Net Income, plus (b) the amount deducted in determining Consolidated Outback Net Income for such period for (i) taxes on income, (ii) Consolidated Outback Interest Expense, (iii) Outback Depreciation and Amortization, and (iv) the sum of all payment obligations (excluding Outback Contingent Rents) under all operating leases and rental agreements, all determined with respect to Outback and the Consolidated Subsidiaries of Outback on a consolidated basis for such period and in accordance with GAAP.  In determining Outback EBITDAR for any period, (i) any Consolidated Subsidiary acquired during such period by Outback or any other Consolidated Subsidiary of Outback shall be included on a pro forma, historical basis as if it had been a Consolidated Subsidiary of Outback during such entire period, (ii) any amounts which would be included in a determination of Outback EBITDAR for such period with respect to  assets acquired during such period by Outback or any Consolidated Subsidiary of Outback shall be included in the determination of Outback EBITDAR for such period and the amount thereof shall be calculated on a pro forma, historical basis as if such assets had been acquired by Outback or such Consolidated Subsidiary of Outback prior to the first day of such period, (iii) any Consolidated Subsidiary of Outback sold during such period by Outback or any other Consolidated Subsidiary of Outback shall be excluded as if it had not been a Consolidated Subsidiary of Outback at any time during such period, and (iv) any amounts which would be otherwise included in a determination of Outback EBITDAR for such period with respect to assets sold or otherwise disposed of during such period by Outback or any Consolidated Subsidiary of Outback shall be excluded in the determination of Outback EBITDAR for such period and the amount excluded shall be calculated as if such assets had been sold or otherwise disposed of by Outback or such Consolidated Subsidiary of Outback prior to the first day of such period.

            “Outback Contingent Rents” means for any period, the aggregate payments of contingent rentals under operating leases and rental agreements, based on a percentage of gross revenues as defined by the terms of the applicable lease or rental agreement, made by Outback and the Consolidated Subsidiaries of Outback, determined on a consolidated basis in accordance with GAAP.

            “Outback Minority Rents” means for any period, the aggregate payment obligations under operating leases and rental agreements of Outback and the Consolidated Subsidiaries of Outback allocable to minority partners, determined in accordance with GAAP.

SECTION 2.2.  Amendment to Section 2.04(b).  Section 2.04(b) of the Credit Agreement is hereby deleted in its entirety.

SECTION 2.3.  Amendment to Section 2.05.  Section 2.05 of the Credit Agreement is hereby amended and restated to read as follows:

SECTION 2.05.  Interest Rates. (a)  ”Applicable Margin” shall be determined quarterly based upon the ratio of Consolidated Outback Total Debt (calculated as of the last day of each Outback Fiscal Quarter) to Outback EBITDAR (calculated as of the last day of each Outback Fiscal Quarter for the Outback Fiscal Quarter then ended and the immediately preceding three Outback Fiscal Quarters), as follows:

Ratio of Outback
Consolidated Total
Debt to Outback EBITDAR     Base Rate Loan            Euro-Dollar Loan

Greater than 2.5                                   0%                               .95%

Greater than 2.0 but
equal to or less than 2.5                        0%                               .70%

Less than or equal to 2.0                       0%                               .575%

The Applicable Margin shall be determined effective as of the date (herein, the “Rate Determination Date”) which is 60 days after the last day of the Outback Fiscal Quarter as of the end of which the foregoing ratio is being determined, based on the quarterly financial statements for such Outback Fiscal Quarter, and the Applicable Margin so determined shall remain effective from such Rate Determination Date until the date which is 60 days after the last day of the Outback Fiscal Quarter in which such Rate Determination Date falls (which latter date shall be a new Rate Determination Date); provided that (i) for the period from and including the Amendment Closing Date to but excluding the Rate Determination Date next following the Amendment Closing Date, the Applicable Margin shall be (A) 0% for a Base Rate Loan, and (B) .575%% for a Euro-Dollar Loan, (ii) in the case of any Applicable Margin determined for the fourth and final Outback Fiscal Quarter of a Outback Fiscal Year, the Rate Determination Date shall be the date which is 120 days after the last day of such final Outback Fiscal Quarter and such Applicable Margin shall be determined based upon the annual audited financial statements for the Outback Fiscal Year ended on the last day of such final Outback Fiscal Quarter,  and (iii) if on any Rate Determination Date the Borrower shall have failed to deliver to the Bank the financial statements required to be delivered pursuant to Section 5.2.01(a) or Section 5.2.01(b) with respect to the Outback Fiscal Year or Outback Fiscal Quarter, as the case may be, most recently ended prior to such Rate Determination Date, then for the period beginning on such Rate Determination Date and ending on the earlier of (A) the date on which the Borrower shall deliver to the Bank the financial statements to be delivered pursuant to Section 5.2.01(b) with respect to such Outback Fiscal Quarter or any subsequent Outback Fiscal Quarter, or (B) the date on which the Borrower shall deliver to the Bank annual financial statements required to be delivered pursuant to Section 5.2.01(a) with respect to the Outback Fiscal Year which includes such Outback Fiscal Quarter or any subsequent Outback Fiscal Year, the Applicable Margin shall be determined as if the ratio of Consolidated Outback Total Debt to Outback EBITDAR was more than 2.5 at all times during such period.  Any change in the Applicable Margin on any Rate Determination Date shall result in a corresponding change, effective on and as of such Rate Determination Date, in the interest rate applicable to each Advance; provided, that no Applicable Margin shall be decreased pursuant to this Section 2.05 if a Default is in existence on the Rate Determination Date.

(b)        During each Interest Period in which the Loan is a Base Rate Loan, such Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day during the applicable Interest Period, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin.  Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid in full at a rate per annum equal to the Default Rate.

(c)        During each Interest Period on which the Loan is a Euro-Dollar Loan, such Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of: (1) the Applicable Margin, plus (2) the Usage Margin, plus (3) the applicable Adjusted Daily Libor Index as that rate may change from day to day in accordance with changes in the Adjusted Daily Libor Index.  Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid in full at a rate per annum equal to the Default Rate.

The “Adjusted Daily Libor Index” means a rate per annum equal to the applicable London Interbank Offered Rate (determined in accordance with the paragraph below), adjusted for all applicable Costs (as hereinafter defined).  The Adjusted Daily Libor Index shall be adjusted each Euro-Dollar Business Day and shall be further adjusted for any changes in the Bank’s Costs.  As used herein, “Costs” shall mean any charges, fees or costs incurred by the Bank as a result of any changes in any laws, rules, regulations, or governmental requirements pertaining to London Interbank Offered Rate loans.

The “London Interbank Offered Rate” for any day, means the rate for one month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).  Notwithstanding any provision herein to the contrary, if the Bank should at any time be unable to determine the London Interbank Offered Rate, then the Adjusted Daily Libor Index shall be based on an interest rate selected by the Bank in good faith that approximates the one month London Interbank Offered Rate taking into account rates in relevant markets.  Such rate shall be in effect until the next Euro-Dollar Business Day on which the London Interbank Offered Rate is determinable.

                        (d)        The Loan shall at all times be a Euro-Dollar Loan unless the Loan is to be a Base Rate Loan pursuant to Article VII herein.  Interest shall be payable for each Interest Period on the Interest Payment Date immediately succeeding the last day of the Interest Period; provided that:  (1) all accrued unpaid interest on the Loan shall be paid in full on the Termination Date; and (2) should the Commitment be terminated at any time prior to the Termination Date for any reason, any and all accrued unpaid interest shall be paid on the date of such termination.

(e)        The Bank shall determine each interest rate applicable to the Loan hereunder.

(f)         After the occurrence and during the continuance of a Default, the principal amount of the Loan (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Bank, bear interest at the Default Rate; provided, however, that automatically whether or not the Bank elects to do so, any overdue principal of and, to the extent permitted by law, overdue interest on the Loan shall bear interest payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

SECTION 2.4.  Amendment to Section 2.06.  Section 2.06 of the Credit Agreement is hereby amended and restated to read as follows:

SECTION 2.06.  Fees.  (a) The Borrower shall pay to the Bank a facility fee equal to the product of:  (i) the aggregate of the daily average amounts of the Bank’s Commitment, times (ii) a per annum percentage equal to the Applicable Facility Fee Rate.  Such facility fee shall accrue from and including the Closing Date to and including the Termination Date.  The facility fee shall be payable quarterly in arrears on the first Facility Fee Payment Date following each Facility Fee Determination Date and on the Termination Date; provided that should the Commitment be terminated at any time prior to the Termination Date for any reason, the entire accrued and unpaid facility fee shall be paid on the date of such termination.  The “Applicable Facility Fee Rate” shall be determined quarterly based upon the ratio of Consolidated Outback Total Debt (calculated as of the last day of each Outback Fiscal Quarter) to Outback EBITDAR (calculated as of the last day of each Outback Fiscal Quarter for the Outback Fiscal Quarter then ended and the immediately preceding three Outback Fiscal Quarters) as follows:

Ratio of Consolidated
Outback Total Debt                                                             Applicable
to Outback EBITDAR                                                     Facility Fee Rate

Greater than 2.5                                                                       ..25%

Greater than 2.0
but equal to or less than 2.5                                                      ..20%

Less than or equal to 2.0                                                           ..175%

The Applicable Facility Fee Rate shall be determined effective as of the date (herein, the “Facility Fee Determination Date”) which is 60 days after the last day of the Outback Fiscal Quarter as of the end of which the foregoing ratio is being determined, based on the quarterly financial statements for such Outback Fiscal Quarter, and the Applicable Facility Fee Rate so determined shall remain effective from such Facility Fee Determination Date until the date which is 60 days after the last day of the Outback Fiscal Quarter in which such Facility Fee Determination Date falls (which latter date shall be a new Facility Fee Determination Date); provided that (i) for the period from and including the Amendment Closing Date to but excluding the Facility Fee Determination Date next following the Amendment Closing Date, the Applicable Facility Fee Rate shall be .175%; (ii) in the case of any Applicable Facility Fee Rate determined for the fourth and final Outback Fiscal Quarter of a Outback Fiscal Year, the Facility Fee Determination Date shall be the date which is 120 days after the last day of such final Outback Fiscal Quarter and such Applicable Facility Fee Rate shall be determined based upon the annual audited financial statements for the Outback Fiscal Year ended on the last day of such final Outback Fiscal Quarter, and (iii) if on any Facility Fee Determination Date the Borrower shall have failed to deliver to the Bank the financial statements required to be delivered pursuant to Section 5.2.01(a) or Section 5.2.01(b) with respect to the Outback Fiscal Year or Outback Fiscal Quarter, as the case may be, most recently ended prior to such Facility Fee Determination Date, then for the period beginning on such Facility Fee Determination Date and ending on the earlier of (A) the date on which the Borrower shall deliver to the Bank the financial statements to be delivered pursuant to Section 5.2.01(b) with respect to such Outback Fiscal Quarter or any subsequent Outback Fiscal Quarter, and (B) the date on which the Borrower shall deliver to the Bank annual financial statements required to be delivered pursuant to Section 5.2.01(a) with respect to the Outback Fiscal Year which includes such Outback Fiscal Quarter or any subsequent Outback Fiscal Year, the Applicable Facility Fee Rate shall be determined as if the ratio of Consolidated Outback Total Debt to Outback EBITDAR was more than 2.5 at all times during such period.

SECTION 3.  Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Bank hereunder are subject to the following conditions, unless the Bank waives such conditions:

(a)        receipt by the Bank from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b)        the Bank shall have received:  (i) corporate resolutions and other evidence as the Bank may reasonably request, respecting the authorization, execution and delivery of this Amendment; and (ii) an opinion from counsel to the Borrower and Guarantors substantially in the form of Exhibit A hereto and covering such additional matters relating to the transactions contemplated hereby as the Bank may reasonably request; and

(c)        the fact that the representations and warranties of the Borrower and Guarantors contained in Section 6 of this Amendment shall be true on and as of the date hereof.

SECTION 4.  No Other Amendment.  Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended.  The Bank does hereby reserve all of its rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Note.  The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed.  The Borrower and Guarantors hereby expressly agree that the Credit Agreement, as amended, is in full force and effect.

SECTION 5.  Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Bank as follows:

(a)        No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Bank on the date hereof.

(b)        The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

(c)        This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitute legal, valid and binding obligations of the Borrower and each Guarantor enforceable against it in accordance with their terms, provided that such enforceability is subject to general principles of equity.

(d)        The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower or any Guarantor, or the provisions of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower or any Guarantor is party or by which the assets or properties of the Borrower and Guarantors are or may become bound.

SECTION 6.  Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7.  Governing Law.  This Amendment shall be considered in accordance with and governed by the laws of the State of Georgia.

SECTION 8.  Consent by Guarantors.  The Guarantors consent to the foregoing amendments.  The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended, said Credit Agreement, as hereby amended, being hereby ratified and affirmed.  The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, is in full force and effect.

SECTION 9.  Effective Date.  This Amendment shall be effective as of December 21, 2004.

SECTION 10.  Renewal Fee.  On the date hereof, Borrower shall pay to Bank a renewal fee of $36,750.00.

SECTION 11.  Notices.  All notices, requests and other communications to the Bank under the Agreement shall be given to the Bank at the following addresses and telecopy number:

Wachovia Bank, National Association
10 South Jefferson Street, Mail Code VA7628 (24011)
P. O. Box 13327
Roanoke, VA  24040

with a copy to:

Wachovia Bank, National Association
100 South Ashley Drive, FL4050
Suite 1000
Tampa, FL  33602
Attention:  Lynn E. Culbreath
Senior Vice President
Telecopy number:  (813) 276-6454
Telephone number:  (813) 276-6517

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:

RY-8, INC.

By:________________________________(SEAL)

Title:____________________________________

Documentary stamp tax in the maximum
amount required by Florida Statutes, Section
201.08(2)(a) has been paid.

STATE OF _________________

COUNTY OF _______________

                        THE FOREGOING INSTRUMENT was acknowledged before me this ____ day of December, 2004, by ____________, as _______________ of RY-8, INC. on behalf of the corporation.  He/she is personally known to me.

                                                                        ________________________________________
(Affix Seal)                                                      Print Name:______________________________
                                                                        Notary Public – State of ____________________
                                                                        My Commission Expires:___________________
                                                                        My Commission No.:______________________

[Remainder of this page intentionally left blank]

GUARANTORS:

OUTBACK STEAKHOUSE, INC.

By:________________________________(SEAL)
Robert S. Merritt, Senior Vice President, Chief Financial Officer and Treasurer

STATE OF _________________
COUNTY OF _______________

                        THE FOREGOING INSTRUMENT was acknowledged before me this ____ day of December, 2004, by Robert S. Merritt, as Senior Vice President, Chief Financial Officer and Treasurer of OUTBACK STEAKHOUSE, INC. on behalf of the corporation.   He/she is personally known to me.

                                                                        ________________________________________
(Affix Seal)                                                      Print Name:______________________________
                                                                        Notary Public – State of ____________________
                                                                        My Commission Expires:___________________
                                                                        My Commission No.:______________________

[Remainder of this page intentionally left blank]

ROY’S HOLDINGS, INC.

By:________________________________(SEAL)
Title:____________________________________

STATE OF _________________
COUNTY OF _______________

                        THE FOREGOING INSTRUMENT was acknowledged before me this ____ day of December, 2004, by ____________, as _______________ of ROY’S HOLDINGS, INC. on behalf of the corporation.  He/she is personally known to me.

                                                                        ________________________________________
(Affix Seal)                                                      Print Name:______________________________
                                                                        Notary Public – State of ____________________
                                                                        My Commission Expires:___________________
                                                                        My Commission No.:______________________

[Remainder of this page intentionally left blank]

OS PACIFIC, INC.

By:________________________________(SEAL)
Robert S. Merritt, Senior Vice President, Chief Financial Officer and Treasurer

STATE OF _________________
COUNTY OF _______________

                        THE FOREGOING INSTRUMENT was acknowledged before me this ____ day of December, 2004, by Robert S. Merritt, as Senior Vice President, Chief Financial Officer and Treasurer of OS PACIFIC, INC. on behalf of the corporation.  He/she is personally known to me.

                                                                        ________________________________________
(Affix Seal)                                                      Print Name:______________________________
                                                                        Notary Public – State of ____________________
                                                                        My Commission Expires:___________________
                                                                        My Commission No.:______________________

[Remainder of this page intentionally left blank]

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:_______________________________________
Lynn E. Culbreath, Senior Vice President

STATE OF _________________
COUNTY OF _______________

                        THE FOREGOING INSTRUMENT was acknowledged before me this ____ day of December, 2004, by Lynn E. Culbreath, as Senior Vice President of WACHOVIA BANK, NATIONAL ASSOCIATION on behalf of the corporation.  He/she is personally known to me.

                                                                        ________________________________________
(Affix Seal)                                                      Print Name:______________________________
                                                                        Notary Public – State of ____________________
                                                                        My Commission Expires:___________________
                                                                        My Commission No.:______________________